UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2005
________________

Apollo Gold Corporation
(Exact name of registrant as specified in its charter)

Yukon Territory, Canada	1-31593	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5655 S. Yosemite Street, Suite 200
Greenwood Village, Colorado 80111-3220
(Address of principal executive offices, including zip code)

(720) 886-9656
(Registrant’s telephone number, including area code)

No Change
(Former name or former address, if changed since last report)
________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.

In May 2005, the Board of Directors of Apollo Gold Corporation (“Apollo” or the “Company”) adopted a plan to dispose of its Nevada assets (the “Nevada Assets”)(Florida Canyon Mine, Standard Mine and four exploration properties). The Nevada Assets have therefore been classified as discontinued operations and that change in classification was reported in our Form 10-Q for the periods ended June 30, 2005 and September 30, 2005. The Nevada Assets held for sale have identifiable cash flows that are largely independent of the cash flows of other groups of assets and liabilities and have been classified as discontinued operations as required by Statement of Financial Accounting Standards (“SFAS”) No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets.” The Company completed the sale of the Nevada Assets to Jipangu Inc. on November 18, 2005.

Additionally, commencing in the second quarter of 2005, Apollo changed its accounting policy under Canadian generally accepted accounting principles (“GAAP”) and U.S. GAAP with respect to stripping costs to be consistent with the consensus reached by the Emerging Issues Task Force (“EITF”). On March 30, 2005 the Financial Accounting Standard Board ratified the consensus of the EITF Issue 04-06 that stripping costs incurred during the production phase of a mine are variable production costs that should be included in the costs of the inventory produced during the period that the stripping costs are incurred, on the basis that the consensus results in a more reliable, relevant and consistent application of GAAP. The change has been applied retrospectively by restating prior periods.

The rules of the Securities and Exchange Commission (the “SEC”) require that when a registrant prepares a new registration, proxy or information statement (or amends a previously filed registration, proxy or information statement) that includes or incorporates by reference financial statements as of a date on or after the date a registrant reports a component as a discontinued operation, the registrant must also restate the prior period annual financial statements included or incorporated by reference in the registration, proxy or information statement to reflect the discontinued operation. Accordingly, we are filing this Form 8-K to restate our consolidated financial statements for each of the three years in the period ended December 31, 2004, to reflect the reclassification of our Nevada Assets from continuing operations to discontinued operations and the change in accounting for stripping costs. We are presenting the following restated information in this Form 8−K:

•	Selected Financial Data,

•	Management’s Discussion and Analysis of Financial Condition and Results of Operations, and

•	Consolidated Financial Statements and Related Notes.

This Form 8-K does not reflect events occurring after the filing of the original Form 10-K for the year ended December 31, 2004, and does not modify or update the disclosures therein in any way, other than as required to reflect the changes in discontinued operations and the change in accounting for stripping costs as described above and set forth below. In particular, this Form 8-K does not update the disclosures contained in Management’s Discussion and Analysis of Financial Condition and Results of Operations or Note 21 (“Subsequent Events”) to the Consolidated Financial Statements, other than as required to reflect the reclassification of our Nevada operations from continuing operations to discontinued operations and the change in accounting for stripping costs. Significant developments with respect to those disclosures have occurred and are described in subsequent filings with the SEC, including our Form 10-Q for the period ended September 30, 2005.

EXHIBIT INDEX

Exhibit	Description
23.1	Consent of Deloitte & Touche LLP
99.1	Selected Financial Data and Management’s Discussion and Analysis of Financial Condition and Results of Operations.
99.2	Consolidated Financial Statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

APOLLO GOLD CORPORATION

Date: December 21, 2005	By:	/s/ MELVYN WILLIAMS
Melvyn Williams
Chief Financial Officer and Senior Vice President - Finance and Corporate Development